EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of CEC Entertainment, Inc. (the "Company") on Form 10-K/A for the year ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Richard M. Frank
                                            -----------------------------
                                            Richard M. Frank
                                            Chief Executive Officer
                                            March 18, 2005


                                            /s/ Christopher D. Morris
                                            -----------------------------
                                            Christopher D. Morris
                                            Chief Financial Officer
                                            March 18, 2005